ACQUISITION OF PERCEIVEMD	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF PERCEIVEMD [Text Block]

NOTE 5 - ACQUISITION OF PERCEIVEMD

On August 10, 2021, the Company acquired all of the issued and outstanding shares of PerceiveMD. At closing, the Company issued 2,513,720 common shares to the former shareholders of PerceiveMD at a share price on the date of acquisition of $0.80 per share for $2,010,976 and $10,000 in cash, for total consideration of $2,020,976.

PerceiveMD is a multidisciplinary, patient-focused center providing comprehensive assessments for medical cannabis and other therapies. The acquisition will allow the Company to generate revenue from providing cannabis under medical prescriptions.

The transaction has been accounted for as a business combination under IFRS 3 - Business Combinations. The allocation of the purchase consideration is as follows:

Assets acquired:	$
Cash	26,302
Accounts receivable	13,647
Corporate taxes receivable	26,000
65,949
Liabilities assumed:
Accounts payable and other accrued liabilities	(19,206)
Fair value of net assets acquired	46,743

Purchase consideration
Share consideration	2,010,976
Cash consideration	10,000
2,020,976
Identifiable intangible asset:
Patient relationships	414,000

Deferred tax liability	(112,000)
Goodwill	1,672,233

The carrying value of the assets and liabilities acquired equates to fair value due to their short term nature, other than patient relationships (the "Patient Relationships") which are depreciated over their estimated useful economic lives.

The intangible assets are comprised of Patient Relationships with a fair value of $414,000. The fair value of the Patient Relationships was determined using the discounted cash flow method taking into account the future cashflows expected to be received from the current list of patients, adjusted to reflect attrition. The key assumptions used in the cash flow projection related to the Patient Relationships include: (1) a discount rate of 16%; (2) patient attrition rate of 20.00%; (3) number of patients of 3,492 at the acquisition date; (4) annual spending of $143 per patient, assumed to grow at a long term growth rate of 2% per year.

The goodwill generated as a result of this acquisition relates to other intangible assets that do not qualify for separate recognition.

Included in the consolidated statement of loss and comprehensive loss is $185,496 of revenue and $47,829 of income from PerceiveMD since the acquisition date of August 10, 2021. If the acquisition occurred on January 1, 2021, management estimates that revenue would have increased by $494,656 (unaudited) and net income would have been increased to approximately $127,545 (unaudited), respectively.

The Company's acquisition of PerceiveMD constitutes a related party transaction as Michael Forbes, Chief Executive Officer and a director of the Company is also a director and controlling shareholder of PerceiveMD.